Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO

EQUITY DISTRIBUTION AGREEMENT

May 9, 2019

This Amendment No. 1 to Equity Distribution Agreement (this “Amendment”) is entered into effective as of May 9, 2019, by and between ReWalk Robotics Ltd., a company organized under the laws of the State of Israel (the “Company”), and Piper Jaffray & Co. (the “Agent”).

In connection with the foregoing, the Company and the Agent wish to amend that certain Equity Distribution Agreement, dated as of May 10, 2016 (the “Agreement”), by and between the Company and the Agent through this Amendment to extend the termination date of the Agreement and to make certain other changes to the Agreement with effect on and after the date hereof.

1.                  Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement.

2.                  Amendment of the Agreement.

(a)                Section 1(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

“(i) A registration statement on Form S-3 (File No. 333-209833), including a related Base Prospectus (the “2016 Registration Statement”), and a registration statement on Form S-3 (File No: 333-231305), including a related Base Prospectus (the “2019 Registration Statement”), relating to the Shares (i) have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Rules and Regulations”); (ii) have been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act; and (iii) have or will become effective under the Securities Act (such date and time as of which the Registration Statement is declared effective by the Commission, the “Effective Time”). The Company has complied and will comply to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information; the Registration Statement sets forth the terms of the offering, sale and plan of distribution of the Company’s Ordinary Shares and other securities of the Company, and contains additional information concerning the Company and its business; no stop order of the Commission preventing or suspending the use of any Base Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge after due inquiry, are contemplated by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the 2016 Registration Statement, as amended at the time of the 2016 Registration Statement’s effectiveness for purposes of Section 11 of the Securities Act, and the 2019 Registration Statement, as amended at the time of the 2019 Registration Statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Agent, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the Registration Statement at the Effective Time, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act (the “462(b) Registration Statement”). Except where the context otherwise requires, “Base Prospectus,” as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, in the form furnished by the Company to the Agent in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Base Prospectus attached to or used with the Prospectus Supplement. Any reference herein to the Registration Statement, any Base Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, the Prospectus, or any Permitted Free Writing Prospectus as the case may be. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Base Prospectus, the Prospectus, the Prospectus Supplement or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Base Prospectus, the Prospectus, the Prospectus Supplement or such Permitted Free Writing Prospectus, if any, as the case may be, and deemed to be incorporated therein by reference. “Time of Sale” means each time a Share is purchased pursuant to this Agreement or any Terms Agreement.”

(b)               Section 1(a)(v) is hereby amended to add “2016” before “Registration Statement”.

(c)                Section 1(a)(viii) is hereby amended to replace “2015” with “2018”.

(d)               Clause (v) of Section 1(a)(xv) is hereby amended and restated as follows:

“(v) the inclusion of the Shares on the Nasdaq Capital Market or the over-the-counter market operated by OTC Markets Group Inc. (the “OTC”);”

(e)                Section 1(a)(xxvii) is hereby amended to replace “2015” with “2018”.

(f)                Section 1(a)(xxviii) is hereby amended to replace “2015” with “2018”.

(g)                Sections 1(a)(xlvii), 2(a)(i), 2(a)(iii), 2(a)(v) and 3(t) are hereby amended to replace “NASDAQ Global Market” with “NASDAQ Capital Market”.

(h)               Section 1(a)(xlii) is hereby amended to replace “2015” with “2018.”

(i)                 The last sentence of Section 2(a)(i) is hereby amended and restated as follows:

“The gross sales price of the Shares sold under this Section 2(a) shall be the market price for the Company’s Ordinary Shares sold by the Agent under this Section 2(a) on the NASDAQ Capital Market or the OTC, as applicable, at the time of such sale.”

(j)                 Section 2(a)(vi) is hereby amended to replace “third full business day” with “second full business day”.

(k)               Section 2(a)(vii) is hereby stricken from the Agreement.

(l)                 The last sentence of Section 2(d) is hereby amended to add “2019” before “Registration Statement.”

(m)             Section 3(i) is hereby amended to add to the beginning of the first sentence “Provided that the Agent has not suspended activity under this Agreement,” and to change “The Company” in the first sentence to “the Company”.

(n)               The last sentence of Section 3(g) is hereby amended and restated as follows:

“Notwithstanding (iv) and (vi) above, upon the Company’s receipt of invoices documenting out-of-pocket fees and disbursements of the Agent’s counsel, the Company shall reimburse the Agent for the out-of-pocket fees and disbursements of the Agent’s counsel which, taken together with the fees and disbursements of Agent’s counsel under subparagraphs (iv) and (vi) hereof, shall not exceed $50,000 per year, with such yearly period commencing on the first Bringdown Date after the execution of Amendment No. 1 to Equity Distribution Agreement, dated as of May 9, 2019.”

(o)               Section 3(o)(iv) is hereby amended to replace “Goodwin Proctor LLP” with “Covington & Burling LLP”.

(p)               The first paragraph of Section 4 is hereby amended and restated as follows:

“The obligations of the Agent hereunder and under any Terms Agreement are subject to (i) the accuracy, as of the Effective Time, each Bringdown Date, each Time of Sale, each execution and delivery by the Company of a Terms Agreement, and, with respect to each of the Company’s first three fiscal quarters, on or prior to the date on which the Company shall be obligated to file a quarterly report on Form 10-Q in respect of such quarter, and, with respect to the Company’s fourth fiscal quarter for each fiscal year, on or prior to the thirty-fifth day after the end of such quarter (in each case, as if made at such date), of and compliance with all representations, warranties and agreements of the Company contained herein, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions:”

(q)               Section 7(c) is hereby amended and restated as follows:

“Unless earlier terminated pursuant to this Section 7, this Agreement shall automatically terminate upon the earlier to occur of (i) the issuance and sale of all of the Shares through the Agent on the terms and subject to the conditions set forth herein and in the Terms Agreement, (ii) three years having elapsed since the 2019 Registration Statement became effective pursuant to the Securities Act or (iii) the Company becoming ineligible to use the Registration Statement.”

(r)       Section 7(f) is hereby amended to replace “NASDAQ Global Market” with “NASDAQ Capital Market or the OTC”.

(s)       Sections 9 and 13 are hereby amended to replace the Company’s address for notices and the address of ReWalk Robotics, Inc., respectively, to “200 Donald Lynch Blvd., Marlborough, Massachusetts 01752”.

(t)        Section 9 is hereby amended to change the Company’s fax number for notices to (508) 251-2970.

(u)       Section 9 is hereby amended to remove the fax number for notices to the General Counsel of Agent and substitute “(Fax no. (612) 303-8199)” with “(Email: LegalCapMarkets@pjc.com)”.

3.                  No Other Amendments. Except to the extent expressly modified by this Amendment, the Agreement remains in full force and effect.

4.                  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.                  Counterparts. This Amendment may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

6.                  Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer or officers as of the date first above written.

Very truly yours,

REWALK ROBOTICS LTD.

By:	/s/ Larry Jasinski
Name: Larry Jasinski Title: Director and Chief Executive Officer

Confirmed as of the date first
above mentioned.

PIPER JAFFRAY & CO.

By:	/s/ Neil Riley
Name: Neil Riley
Title: Managing Director

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]